Prepaid expenses (Details) - USD ($) $ in Thousands		Dec. 31, 2017	Dec. 31, 2016
Prepaid Expenses Details
Prepaid commissions	[1]	$ 33,170	$ 16,351
Advance payments on operating aircraft leases		9,507	10,313
Premiums for insurance policies		12,142	11,149
Other	[2]	44,938	21,912
Total		$ 99,757	$ 59,725

[1]	Increase for boarding denied due to the pilots' strike, customer service and baggage services, most are delivered in Bogota, Cali, Medellin, and Cucuta.
[2]	Advance payment made to IATA for service charges made by airlines. This is mainly the case with Airlines that belong to Star Alliance for the accumulation of miles, use of VIP lounges and Reservation Systems, Travelport Global Distribution System B.V., Services of Bolivian Airports, S.A., United Airlines Inc.